SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Diversified Equity Fund (the “Fund”)

The previously announced merger of Wells Fargo Diversified Equity Fund into Wells Fargo Spectrum Aggressive Growth Fund, if all conditions to closing are satisfied, is now expected to occur on or about October 22, 2021.

August 17, 2021	EGAM081/P903S2